MYLAN LABORATORIES INC.
                     Action by Unanimous Consent in Writing
                                     of the
                               Board of Directors

                               September 27, 2001

         The Undersigned, being all the Directors of Mylan Laboratories Inc., a Pennsylvania corporation ("Corporation"), hereby adopt the following resolutions by written consent as permitted by 15 Pa.C.S. ss. 1727 of the Business Corporation Law, as amended, with the same force and effect as if the resolutions had been adopted at a duly called and convened meeting of the Board of Directors of the Corporation on September 27, 2001.

                   Amend Certain Retirement Benefit Agreements

         WHEREAS, the Corporation entered into a Retirement Benefit Agreement dated January 27, 1995 with Milan Puskar (the "Puskar Retirement Agreement") which agreement is still in effect; and
         WHEREAS, the Corporation entered into a Retirement Benefit Agreement dated March 14, 1995 with Patricia A. Sunseri (the "Sunseri Retirement Agreement") which agreement is still in effect; and
         WHEREAS, Milan Puskar and Patricia A. Sunseri (each, an "Employee" and collectively, the "Employees") have been important executives with the Corporation for many years; and
         WHEREAS, due to particularly dynamic business conditions the Corporation believes that it is in the Corporation's best interest to provide additional incentives for the retention of the Employees; and
         WHEREAS, the Employees desire additional benefits under their respective retirement agreements for continued performance of valuable services to the Corporation; and
         WHEREAS, the Corporation and each Employee as to that Employee's Retirement Benefit Agreement, desire to amend the Retirement Benefit Agreements to increase the benefits payable thereunder; and
         WHEREAS, under Pennsylvania law an interested Director can act for purposes of unanimous consent if a majority of disinterested Directors approves the transaction affecting the interested Director;

                  NOW THEREFORE, BE IT RESOLVED, that the Corporation hereby authorizes, empowers and directs the officers of the Corporation to execute and deliver the amendments to the Puskar Retirement Agreement, attached as Exhibit A, and the Sunseri Retirement Agreement, attached as exhibit B, and to do all other acts that any officer of the Corporation deems convenient or proper to effectuate the purpose of this resolution and intent hereof from time to time; and further

                  RESOLVED, this Unanimous Written Consent of the Directors may be executed in counterparts, each of which shall be deemed an original, and all of which, taken together, shall be deemed one and the same instrument; and further

                  RESOLVED, it is hereby directed that this Unanimous Written Consent of the Directors be filed with the Secretary of the Corporation.

                  IN WITNESS WHEREOF, the undersigned Directors have set forth their hands and seals as of the 27th day of September 2001.


-----------------------------                ------------------------------
Dana G. Barnett                              Milan Puskar


-----------------------------                ------------------------------
Leslie B. Daniels                            Patricia A. Sunseri


-----------------------------                ------------------------------
Laurence S. DeLynn                           C.B. Todd


-----------------------------                ------------------------------
John C. Gaisford                             Stuart A. Williams


-----------------------------
Douglas T. Leech

                                    EXHIBIT A


                 FIRST AMENDMENT TO RETIREMENT BENEFIT AGREEMENT
                                  MILAN PUSKAR

         This First Amendment to the Retirement Benefit Agreement (the "Amendment") is entered into as of September 27, 2001, by and between Mylan Laboratories Inc., a Pennsylvania corporation (the "Company"), and Milan Puskar (the "Employee").


                                     RECITALS

         WHEREAS, the Company and the Employee entered into a Retirement Benefit Agreement (the "Original Agreement") dated as January 27, 1995; and
         WHEREAS, the Company believes that it is in the Company's best interest to provide additional incentives for the retention of the Employee; and
         WHEREAS, the Employee desires additional benefits for his continued performance of valuable services to the Company; and
         WHEREAS, the Company and the Employee desire to amend the Original Agreement, pursuant to Article XVI thereof, to increase the benefits payable to the Employee or Employee's beneficiaries;
         NOW THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Company and Employee, intending to be legally bound, agree as follows:

         1. Sections 3.2, 3.3 and 3.4 of the Original Agreement are hereby amended and restated to read as follows:

                  3.2 Should Employee Retire after September 27, 2001 Company shall pay to the Employee one million dollars ($1,000,000) per year for his life. If Employee should die before receiving ten
                  (10) annual payments or the NPV thereof pursuant to Section 3.5, the Company shall make an additional payment as provided in Sections 3.3 and 6.3.

                  3.3 If Employee should (i) Retire under Section 3.2 without having elected a NPV payment under Section 3.5, and (ii) die prior to receiving at least ten (10) annual payments of one million dollars ($1,000,000) each pursuant to Section 3.2, Company shall make an additional lump sum payment to Employee's beneficiary as designated by the Employee in a written notice delivered to the Company before his death or, in the absence thereof, to the Employee's estate, for the balance of the ten (10) annual payments not made to the Employee prior to his death. The payment shall be made as further provided in Section 6.3.

                  3.4 The Company shall pay each of the annual payments due hereunder in twelve (12) equal or substantially equal installments. The first payment shall be made on the first day of the month following the month in which Employee Retires, and each subsequent payment shall be made on the first day of each successive month until Company's obligations with respect to the payments have been satisfied. If Employee should receive at least ten (10) annual payments and not have elected a NPV payment under Section 3.5, payments in the last year of life shall cease after the monthly payment next following Employee's death.

         2. Paragraphs (a) and (b) of Section 4.1 of the Original Agreement are hereby amended and restated to read as follows:

                           (a) the maximum benefit to which Employee is entitled
                  under Article III shall not exceed one million dollars ($1,000,000) per year payable for each full year of his life or, if he should die prior to having received at least ten
                  (10) annual payments, until the Company has made at least ten
                  (10) annual payments.

                           (b) no increase shall be granted later than
                  April 1, 2006.

         3. Section 5.1 of the Original Agreement is hereby amended and restated to read as follows:

                  Should Employee become unable to perform the material and substantial duties of his position as determined under Section 5.2, Employee shall be deemed to have begun Retirement.

         4. Section 5.3 of the Original Agreement is hereby amended and restated to read as follows:

                  Reserved

         5. Section 6.3 of the Original Agreement is hereby amended and restated to read as follows:

                           6.3 The amount of any lump sum payment that the
                  Company is obligated to pay under Section 3.3 (or an increased benefit as may have been provided for under Article IV or by amendment) shall be the NPV of the balance of the ten (10) annual payments not made to the Employee prior to his death.

         6. All other terms and conditions of the Original Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first set forth above.



EMPLOYEE                                           MYLAN LABORATORIES INC.


_________________________________
Milan Puskar                                       BY:_________________________
                                                   TITLE:

                                    EXHIBIT B


                 FIRST AMENDMENT TO RETIREMENT BENEFIT AGREEMENT
                               PATRICIA A. SUNSERI

         This First Amendment to the Retirement Benefit Agreement (the "Amendment") is entered into as of September 27, 2001, by and between Mylan Laboratories Inc., a Pennsylvania corporation (the "Company"), and Patricia A. Sunseri (the "Employee").

                                  RECITALS

         WHEREAS, the Company and the Employee entered into a Retirement Benefit Agreement (the "Original Agreement") dated as March 14, 1995; and
         WHEREAS, the Company believes that it is in the Company's best interest to provide additional incentives for the retention of the Employee; and
         WHEREAS, the Employee desires additional benefits for her continued performance of valuable services to the Company; and
         WHEREAS, the Company and the Employee desire to amend the Original Agreement, pursuant to Article XVI thereof, to increase the benefits payable to the Employee or Employee's beneficiaries;
         NOW THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Company and Employee, intending to be legally bound, agree as follows:

         1. Sections 3.2 through 3.7 of the Original Agreement are hereby amended and restated to read as follows:

                  3.2 Should Employee Retire after September 27, 2001 Company shall pay to the Employee one hundred fifty thousand dollars ($150,000) each year for fifteen (15) years.

                  3.3      Reserved

                  3.4      Reserved.

                  3.5      Reserved.

                  3.6      Reserved.

                  3.7 Should Employee become unable to perform the material and substantial duties of her position as determined under
                  Section 4.1, Employee shall be deemed to have begun
                  Retirement.

         2. Section 6.1 of the Original Agreement is hereby amended by substituting "One Hundred Fifty Thousand Dollars ($150,000) per year for fifteen
(15) years" for "One Hundred Thousand Dollars ($100,000) per year for ten (10) years."

         3. All other terms and conditions of the Original Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first set forth above.



EMPLOYEE                                     MYLAN LABORATORIES INC.


____________________________
Patricia A. Sunseri                          BY:_____________________________
                                             TITLE: Chairman, Board of Directors